IMPORTANT NOTICE TO ALL SHAREHOLDERS
LocalShares Investment Trust (the “Trust”)

Nashville Area ETF

Supplement dated July 28, 2014 to the Trust’s Statement of Additional Information dated July 26, 2013

THIS SUPPLEMENT REPLACES AND SUPERSEDES ANY CONTRARY INFORMATION CONTAINED IN THE TRUST’S STATEMENT OF ADDITTIONAL INFORMATION

The paragraph titled “Remuneration of Trustees” on pg. 17 is replaced with the following:

Remuneration of Trustees. Independent Trustee fees are paid from the unitary fee paid to the Adviser by the Fund. Each Independent Trustee receives an annual fee of $8,000 for meetings of the Board attended by the Trustee. Independent Trustees are also reimbursed for travel and other out-of-pocket expenses incurred by him/her in connection with attending such meetings. Interested trustees do not receive any trustee fees or expenses reimbursements. The estimated compensation to be paid to the Independent Trustees through the end of the Trust’s first full fiscal year is $8,000 per Trustee.

The fourth paragraph under the sub-heading “Investment Adviser” on pg. 18 is replaced with the following:

In exchange, the Adviser has agreed to pay all expenses of the Trust, except for: (i) brokerage expenses and other expenses (such as stamp taxes) connected with the execution of portfolio transactions or in connection with creation and redemption transactions; (ii) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith; (iii) interest; (iv) taxes; and (v) extraordinary expenses. The Adviser has agreed to waive fees and expenses so that the Fund’s Total Annual Operating Expenses will not exceed 0.49%. This fee waiver will remain in effect until December 31, 2016, and may be extended thereafter by the Adviser in its sole discretion. Expenses related to the initial organization, registration, and offering of the Fund will be borne by the Adviser.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE TRUST’S
STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE.

SPR-SK-001-0100